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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

               Date of Report (Date of Earliest Event Reported)
                                 July 10, 1997

                    INDUSTRIAL SERVICES OF AMERICA, INC.
           (Exact name of registrant as specified in its charter)

                                   FLORIDA
               (State of other jurisdiction of incorporation)

      0-20979                              59-0712746
(Commission File Number)                   (IRS Employer Identification No.)

     7100 Grade Lane
     PO Box 32428
     Louisville, KY                                  40232
(Address of principal executive offices)           (Zip Code)

                              (502) 368-1661
                (Registrant's telephone number, including area code)

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CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

   ITEM 4. On July 10, 1997 Industrial Services of America, Inc. (the "Company") advised Mather, Hamilton & Company ("Mather") that the Company was discontinuing Mather's services as the Company's independent auditor. The decision to discontinue the services of Mather was approved by the Board of Directors of the Company by written consent.

Mather reports on the financial statements of the Company for the past five (5) years did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified as to uncertainty, audit scope or accounting principles.

There were no disagreements between the Company and Mather during their service and subsequent interim periods preceding such dismissal on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreement(s), if not resolved to the satisfaction of Mather, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its reports.

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SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: July 14, 1997                      INDUSTRIAL SERVICES OF AMERICA, INC.


					 By:
                                            ----------------------------------
                                            Harry Kletter
                                            President and Chief
                                            Executive Officer